SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 2, 1998
                                ---------------
                                (Date of Report)


                          GLOBAL MED TECHNOLOGIES, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)



     Colorado                           0-22083                 84-1116894
----------------------------      ----------------------     ------------------
(State or other jurisdiction     (Commission File Number)   (IRS Employer
  of incorporation)                                          Identification No.)


               12600 WEST COLFAX, SUITE A-500, LAKEWOOD, CO 80215
               --------------------------------------------------
          (Address of principal, executive offices including zip code)


                                 (303) 238-2000
                                 --------------
               (Registrant's telephone number including area code)


                                      N/A
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 19, 1998, the Company filed a Current Report on Form 8-K to report a change in the Company's certifying accountant pursuant to Item 304(a) of Regulation S-K. At that time, the successor certifying accountant had not been determined.

Pursuant  to   Regulation   S-K  Item  304  the  Company   makes  the  following
representations:

Effective October 2, 1998, the Company has engaged KPMG Peat Marwick LLP as certifying accountant for the year ending December 31, 1998.

The Company did not consult with KPMG Peat Marwick LLP with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company's financial statements prior to engaging the firm.


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 2, 1998

                                             GLOBAL MED TECHNOLOGIES, INC.



                                             By: /s/  MICHAEL I RUXIN
                                                 ------------------------------
                                                 Michael I. Ruxin
                                                 Chief Executive Officer











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